UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 18, 2013

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)

(253) 924-2345

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On June 18, 2013, Weyerhaeuser Company (the “Company”) issued press releases announcing the pricing of its offering of 29,000,000 of its common shares (“Common Shares”) and its offering of 12,000,000 of its 6.375% Mandatory Convertible Preference Shares, Series A (“Mandatory Convertible Preference Shares”). Copies of the press releases are filed as Exhibits 99.1 (relating to the Common Shares) and 99.2 (relating to the Mandatory Convertible Preference Shares) hereto, and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits: See Exhibit Index following the signature page of this report, which is incorporated by reference here.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Jerald W. Richards
Name: Jerald W. Richards Title: Chief Accounting Officer

Date: June 18, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release relating to the pricing of the offering of Common Shares, dated June 18, 2013

99.2	Press release relating to the pricing of the offering of Mandatory Convertible Preference Shares, dated June 18, 2013